Earnings per Share (Tables)	12 Months Ended
Jun. 30, 2021
Earnings per Share
Schedule of earnings per share

(in € thousands, except share and per share data)	Year Ended June 30,
	2019	2020	2021
Net income (loss) attributable to shareholders	1,651	6,350	(32,604)
Weighted average ordinary shares outstanding (basic and diluted)	70,190,687	70,190,687	77,360,088
Basic and diluted earnings per share	0.02	0.09	(0.42)